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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 3, 2005
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                              1 7023                     04-1933106
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                     02721
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code           (508) 678-1951




         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

On December 16, 2004, Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation (the "Company"), and the Company, as guarantor, entered into a lease and related lease guaranty, respectively, to be held in escrow pending the satisfaction of various conditions precedent, including execution and delivery of various consents and other documents required prior to the release of the lease and guaranty from escrow.

On December 17, 2004, the Company reported this event on Form 8-K, with the escrow agreement reflecting the conditions precedent associated with the release of the lease documents from escrow attached to the December 17, 2004 Form 8-K filing as Exhibit 10.13 (the "Escrow Agreement").

On January 14, 20 and 28, 2005, the parties to the Escrow Agreement executed extension agreements extending the date for expiration of the Release Conditions, as that term was defined in the Escrow Agreement, from January 14, 2005 to February 4, 2005 (the "Extension Agreements.") On February 2, 2005, all of the Release Conditions were satisfied and the Escrowed Documents (as hereinafter defined) were released from escrow.

More specifically, on December 16, 2004, Quaker executed an eleven (11) year lease, commencing January 1, 2005 and expiring December 31, 2015, by and between Charles McAnsin Associates, A Limited Partnership ("McAnsin"), as Landlord, and Quaker, as Tenant, with respect to approximately 540,000 square feet of warehousing and manufacturing space (the "Leased Premises") located in a 600,000 square foot facility (the "Building") at 81 Commerce Drive in Fall River, Massachusetts (the "Lease"). The Lease also grants to Quaker a "right of first offer" as to a sale by Landlord of its interest in the Building, and provides for options, exercisable by Quaker, to extend the term of the Lease for two (2) additional terms of five (5) years each. The Company also entered into a related lease guaranty pursuant to which the Company agreed to guarantee the payment and performance of Quaker's obligations under the Lease (the "Guaranty"). In addition, Quaker simultaneously entered into a Use and Occupancy Agreement by and between Quaker, as Licensor, and Joan Fabrics Corporation, an affiliate of McAnsin ("Joan"), as Licensee, pursuant to which Quaker agreed to allow Licensee to occupy portions of the Leased Premises on the terms and conditions set forth in the Lease and the Use and Occupancy Agreement.

Upon satisfaction of the Release Conditions, the Lease, the Guaranty and the Use and Occupancy Agreement (together, the "Escrowed Documents") were released from escrow on February 2, 2005, and the Escrowed Documents are now in full force and effect.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          QUAKER FABRIC CORPORATION
                                              (Registrant)



Date:  February 3, 2005                     /s/ Paul J. Kelly
                                          -----------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer






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